UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported) March 30, 2004

GENERAL MOTORS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

STATE OF DELAWARE	38-0572515

(State or other jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000

(Address of Principal Executive Offices)	(Zip Code)

     Registrant’s telephone number, including area code (313) 556-5000

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES

ITEM 9. REGULATION FD DISCLOSURE

     On Tuesday, March 30, 2004, the following presentations were given to the GM/GMAC Global Relationship Bank Conference by John Devine, Vice Chairman and Chief Financial Officer, Eric Feldstein, Group Vice President and Chairman, General Motors Acceptance Corporation (GMAC) and Paul Ballew, Executive Director, Market & Industry Analysis.

# # #

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)
Date: March 30, 2004	By:	/s/PETER R. BIBLE.
(Peter R. Bible, Chief Accounting Officer)

2004 GM/GMAC Global Relationship Bank Conference	P. Ballew	03/30/04

Safe Harbor

In the presentation that follows and in related comments by management of GM, our use of the words “expect”, “anticipate”, “estimate”, “forecast”, “objective”, “plan”, “goal”, “project”, “priorities/targets”, and similar expressions is intended to identify forward-looking statements.

While these statements represent our current judgement on what the future may hold, and we believe these judgements are reasonable, actual results may differ materially due to numerous important factors that are described below and other factors that may be described in subsequent reports which GM may file with the SEC on Form 10-Q and filed or furnished on Form 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of and price increase for fuel, labor strikes or work stoppages, market acceptance of the Corporation’s new products; significant changes in the competitive environment; changes in the laws, regulations and tax rates; and the ability of the Corporation to achieve reductions in cost and employment levels, to realize productions efficiencies, and to implement capital expenditures, all at the levels and times planned by management.

©2004 General Motors Corporation. All Rights. Reserved	1

The Global Business Environment Paul Ballew Executive Director Global Market & Industry Analysis GM/GMAC Global Relationship Bank Conference

Overview Global economic outlook has improved Industry growth keeping pace 2.5-3.0% annual unit growth 6-7% annual revenue growth Brisk unit growth in emerging markets Richening of the mix in more mature markets Primary challenge remains intense global competition

Global Economy in 2004-05 Global economic recovery has accelerated, although some headwinds have developed US economy continues to grow robustly at 4-5% European economies are slowly improving Asia-Pacific region led by China continues to grow strongly Latin America and Middle East economies continue to recover Economic Environment: Not Ideal But is Improving

Global GDP Growth Outlook

US $2.0 trillion was spent globally in 2003 on motor vehicles and parts ($1.3 trillion on new vehicles alone) These expenditures exceeded the GDP of all but 3 countries in the world (US, Japan, Germany) 773 million units on the road in 2003 and one billion by 2015 Luxury nameplates sold more than 5.0 million units last year Automotive Industry Continues to Grow and Offers Opportunity

Global Vehicle Sales (Units in Millions) 1945 1946 3.293153 1947 5.46143 1948 6.016753 1949 7.483816 1950 9.670267 1951 8.802884 1952 7.730834 1953 9.632491 1954 9.696881 1955 12.496802 1956 11.030382 1957 11.354052 1958 10.253079 1959 12.556237 1960 14.992011 1961 14.877659 1962 17.24181 1963 19.517935 1964 21.070021 1965 23.371974 1966 24.281642 1967 23.994541 1968 26.997892 1969 28.957013 1970 27.979504 1971 31.168802 1972 34.061342 1973 36.777754 1974 31.978381 1975 32.536421 1976 36.08353 1977 38.939077 1978 40.863621 1979 40.580538 1980 37.185767 1981 36.151238 1982 35.492362 1983 37.813131 1984 40.003827 1985 42.371352 1986 43.391652 1987 43.558172 1988 46.659301 1989 47.105806 1990 47.395395 1991 46.730744 1992 47.600411 1993 46.942092 1994 48.983896 1995 49.463613 1996 51.753196 1997 53.643353 1998 52.925396 1999 55.619436 2000 57.225561 2001 57.068521 2002 57.549185 2003 58.6 2004 60.3 2005 62.1 2006 64 2007 65.9 2008 67.7 2009 69.4 2010 71.4 2010: 71 mil. 2003: Fourth consecutive year above 57 million units Second consecutive year of record sales Annual growth of 2.9% for 2003-2010 2003: 59 mil.

Global New Vehicle Sales Revenue (US$ Billions) 1980 308 1981 347 1982 361 1983 402 1984 458 1985 505 1986 498 1987 510 1988 565 1989 610 1990 642 1991 631 1992 673 1993 693 1994 763 1995 790 1996 859 1997 912 1998 934 1999 1015 2000 1089 2001 1132 2002 1170 2003 1260 2004 1346 2005 1435 2006 1528 2007 1625 2008 1724 2009 1833 2010 1951 2003: $1.3 tril. Industry Growth: CAGR 80-03 03-10 Revenue 6.3% 6.4% Unit Sales 2.1% 2.9% 2010: $2.0 tril.

Keys to Industry Growth US and European unit growth is modest but revenue growth is ~ 6% annually Key is richer mix with higher premium/prestige sales Developing market growth is concentrated in 9 Emerging Markets Growth is rapid but at times extremely volatile Consumer expectations are rising

Industry Growth by Region: 2003-2008 Source: GMIA Europe 2008 Sales 21.2 mil 08 over 03 9% Asia Pacific 2008 Sales 20.8 mil 08 over 03 32% North America 2008 Sales 21.2 mil 08 over 03 7% LAAM 2008 Sales 4.4 mil 08 over 03 24%

Mix has richened significantly over time... Percent of Vehicle Sales over &128;30,000 / US$30,000 1993 1998 2003 Western Europe 0.05 0.08 0.12 US 0.05 0.18 0.33

US New Vehicle Sales Revenue ($Billions)

2% 2% 3% Industry Growth 2003 to 2008: 9.0 million units Developed 27% Poland Mexico Russia 2% South Africa 1% Thailand Brazil 4% India 6% South Korea 7% China 31% Other Developing 15% Emerging 9 markets account for 59% of global growth

Industry "Basics" Are Likely to Remain Unchanged Unit growth will remain moderate at 2.5-3.0% with 6-7% revenue growth Level of competitive intensity likely to increase - "overcapacity" is an industry fact of life Golden Era of Consumption - with a corresponding increase in consumer expectations

Keys to Success Remain Unchanged Getting the basics right - cost & quality Building world class brands, products & distribution Being smarter and aggressive in the marketplace everyday

John Devine Vice Chairman & CFO GM/GMAC Global Relationship Bank Conference March 30, 2004 "Driving Stakeholder Value"

Safe Harbor Language In the presentation that follows and in related comments by management of GM, our use of the words "expect", "anticipate", "estimate", "forecast", "objective", "plan", "goal", "project", "priorities/targets", and similar expressions is intended to identify forward- looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described below and other factors that may be described in subsequent reports which GM may file with the SEC on Form 10-Q and filed or furnished on Form 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of and price increase for fuel, labor strikes or work stoppages, market acceptance of the Corporation's new products; significant changes in the competitive environment; changes in the laws, regulations and tax rates; and, the ability of the Corporation to achieve reductions in cost and employment levels, to realize production efficiencies, and to implement capital expenditures, all at the levels and times planned by management.

2003 "Year in Review" Successes Strong cash flow U.S. salary & hourly pension fully funded Hughes deal completed Cadillac is back Strong GMAC and GMAP performance Challenges Core automotive profitability GME/GM do Brasil turnarounds Tough pricing environment GMNA market share below target Health care inflation Commodity price pressures

Great Products Driving GM Results Strengthen Balance Sheet Improve Financial Performance Driving Stakeholder Value

$6.00-$6.50 EPS 1 Operating cash flow of $5.0 billion Grow market share in all regions 2004 Targets 1 EPS at current dilution levels

EPS History 2000 2001 2002 2003 2004 Target EPS (excl. Hughes & special items) 8.93 3.6 6.98 5.62 6.5 9.34 8.5 EPS w/o Pension 9.33 4.2 8.95 9.34 9 6 EPS Net Income $5.3B $2.0B $3.9B $3.2B $6.00 - $6.50 $8.50 - $9.00

2003 Actual 2004 Target GMAC 1.96 3.38 3.66 2.62 0 0 0 0.5 0 2004 Net Income Targets $5.62 $6.00 - $6.50 Regional Net Income Targets GMNA $1,000 - $1,400M GME $0 - $100M GMLAAM ($200M) - ($100M) GMAP $700 - $800M GMAC > $2,000M EPS Auto Auto GMAC /Other GMAC /Other

2004 Industry Outlook (units in millions) 2003 2004 Actual Outlook North America 19.8 20.1 - U.S. 17.0 17.3 Europe 19.5 19.7 Latin America 3.6 3.7 Asia-Pacific 15.7 17.1 Global 58.6 60.6

2004 net income of $1.0 to $1.4 billion 2003 CY net income was $1.2 billion Pricing expected to be negative, but moderating Material cost savings of more than 3.5% Decrease structural costs by $1.0 billion (pre-tax) 2004 GMNA Targets

2004 earnings of breakeven to $100 million net income 2003 CY net loss was ($286) million Strong product cadence to spur revenue growth Favorable mix to more than offset negative pricing Material cost savings of greater than 3% 2004 GME Targets

2004 net income of $700-$800 million 2003 CY net income was $577 million Manage growth in China Continue GMDAT expansion Improve profitability in India and Thailand Continue strong results in Australia 2004 GMAP Targets

Narrow losses to ($100-$200) million in 2004 2003 CY net loss was ($331) million GM volume growth Driven by improving Brazilian market and moderate market share expansion Positive net impact of material cost and pricing Relatively flat structural costs 2004 GMLAAM Targets

$10 EPS by Mid-Decade Challenges Health care/pensions Pricing Strong competitive entries Opportunities Volume, share & mix Growth in Asia-Pacific Continued cost performance Remains the goal Requires 2.5% automotive margins

Great Products Driving GM Results Strengthen Balance Sheet Improve Financial Performance Driving Stakeholder Value

Gross / Net Liquidity Q4'00 Q1'01 Q2'01 Q3'01 Q4'01 Q1'02 Q2'02 Q3'02 Q4'02 Q1'03 Q2'03 Q3'03 Q4'03 Net Liquidity 5.2 4.8 4.8 3.5 -1.1 0.2 0 -0.7 0.8 1.8 2.5 1.1 4.2 6.5 -2.4 -5.5 Gross Cash 13.2 13 13.3 11.8 9.4 11.1 11 11.5 17.3 17.6 18.2 17.3 20.6 23.7 29.3 26.9 Cum'l. Pension & VEBA Cont 17.3 17.3 17.3 17.3 17.3 18.7 20.1 21.5 23 24.2 2 1,2 1 Cash, Mkt. Securities & ST VEBA 2 Excluding Financing Operations. Debt includes reclassification of GECC supplier financing program $ Billions Additional $5.0B VEBA contribution in early 2004

2002 Guidance -17.8 -17.8 0 -7.4 -7.4 0 0.3 0 -6 0 0 -6 -23.8 -18.5 -5.7 -13.1 -6 1.4 0 0 0 -2.1 0 0.3 0.3 0 0 0 0 0 0 0 0 1.4 0 0 0 0 YE Service & Labor 2003 75bp 22% YE Serv., Int. 9% YE 2002 Interest Contract Contrib. Lower Asset 2003 & Other Asset 2004 Costs Disc. Rate Returns Costs Return Fcst U.S. Hourly and Salaried Pension Plans Funded Status Walk 1 $0.3B ($17.8B) $1.4B 1 YE 2002 funded status for all US plans (excluding Hughes) was ($19.1B) (6.00%) $ Billions

OPEB Summary ~ ~

Summary Drive overall growth in 2004 earnings to $6.00 - $6.50 EPS with stronger automotive profitability Continued strong product cadence with product launches in all regions Operating cash flow target of $5.0 billion in 2004

Supplemental Chart

E. A. Feldstein Chairman March 30, 2004

In the presentation that follows and in related comments by management of GM, our use of the words "expect", "anticipate", "estimate", "forecast", "objective", "plan", "goal", "project", "priorities/targets", and similar expressions is intended to identify forward- looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described below and other factors that may be described in subsequent reports which GM may file with the SEC on Form 10-Q and filed or furnished on Form 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of and price increase for fuel, labor strikes or work stoppages, market acceptance of the Corporation's new products; significant changes in the competitive environment; changes in the laws, regulations and tax rates; and, the ability of the Corporation to achieve reductions in cost and employment levels, to realize production efficiencies, and to implement capital expenditures, all at the levels and times planned by management. Safe Harbor Language

Consolidated Net Income $ Millions 9 % p.a. 49% p.a.

2003 Net Income by Sector Financing Operations Insurance Operations Mortgage Operations Record $2.8 Billion Net Income

2004 Priorities Net Income target in excess of $2 billion Capital efficiency Provide attractive returns on GM's equity in GMAC Maintain GMAC's Funding-to-Equity ratio at about current level Support of GM's global vehicle sales with innovative wholesale and retail financing activity

2004 Key Issues Sharp Decline in Mortgage Volume Lease Residuals Credit Losses Funding Outlook

2004 Key Issues Sharp Decline in Mortgage Volume Lease Residuals Credit Losses Funding Outlook

U.S. Residential Mortgage Industry Volume Average Fannie Mae/Freddie Mac estimates

2004 Mortgage Group Profit Drivers Mortgage Group profitability projected to decline in 2004, but disproportionately less than industry volume downturn

Net income will accrue in 2004 on mortgage securitizations conducted in prior years Mortgage Servicing asset will appreciate in rising interest rate environment Servicing provides natural hedge to mortgage lending business Growing fee-based mortgage businesses which are far less sensitive to mortgage volume 2004 Mortgage Group Profit Drivers (continued)

2004 Key Issues Sharp Decline in Mortgage Volume Lease Residuals Credit Losses Funding Outlook

U.S. SmartLease Book Gain per Unit

U.S. SmartLease Hypothetical 2004 Book Gain Book Gain % of Estimated Dealer Cost

U.S. SmartLease Terminations Outlook

2004 Key Issues Sharp Decline in Mortgage Volume Lease Residuals Credit Losses Funding Outlook

Total Retail and SmartLease Losses As % Of Average Serviced Receivables % U.S. Auto Asset Quality

U.S. Auto New & Used Retail Loans % of Units Outstanding Frequency of Loss

U.S. Auto New Retail Loans Severity of Loss Average Gross Loss per Unit with a Loss

2004 Key Issues Sharp Decline in Mortgage Volume Lease Residuals Credit Losses Funding Outlook

Borrowing Spreads Over 10-Year U.S. Treasuries BBB Composite GMAC

2004 Diversified Funding Strategy Diversified secured funding Public asset-backed securitizations Bank conduit asset-backed securitizations Sale of whole loans to financial institutions Lease securitizations Institutional and retail bond offerings Enhanced liquidity position Extended debt maturities Large cash cushion

Global Bank Credit Lines

2004 Net Income by Sector Financing Operations Insurance Operations Mortgage Operations > $2 Billion

Summary 2003 Record earnings performance Strong Return on Equity Improved funding and liquidity position 2004 Targeting net income in excess of $2 billion Containing Funding to Equity leverage ratio at about current level Increasing support of GM vehicle operations with auto financing activities worldwide